Exhibit (i)(2)

                                Bingham Dana LLP
                               150 Federal Street
                          Boston, Massachusetts 02110



                               CONSENT OF COUNSEL


We consent to the incorporation by reference in this Post-Effective Amendment No. 15 to the Registration Statement of The Diversified Investors Funds Group on Form N-1A (File Nos, 33-61810 and 811-7674) of our legal opinion dated December 28, 1993. We have not, however, updated that opinion, which speaks only as of its original date.

                                                   Bingham Dana LLP




April 29, 1999